UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

BT BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BT BRANDS, INC.

405 West Main Avenue, Suite 2D

West Fargo, North Dakota 58078

November 14, 2024

To the Stockholders of BT Brands, Inc.:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of BT Brands, Inc. (the “Company”) to be held on Friday, December 6, 2024 at 3:00 p.m., Central Time, at the Second Floor Conference Room, 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55303.

The accompanying Notice of Annual Meeting and Proxy Statement contain details of the business to be conducted at the annual meeting.

Your vote is very important. Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Therefore, we urge you to vote and submit your proxy promptly via the Internet or mail. If you hold your shares in “street name,” you should instruct your broker how to vote in accordance with your voting instruction card.

On behalf of our Board of Directors, we would like to express our appreciation for your continued support of and interest in BT Brands, Inc.

Sincerely yours,

/s/ Gary Copperud
Gary Copperud Chief Executive Officer and Director

BT BRANDS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	3:00 p.m., Central Time, on Friday, December 6, 2024

Place	Second Floor Conference Room, 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55303.

Items of Business	1.	To elect five directors to hold office until our next annual meeting of stockholders and until their respective successors are elected and qualified.

	2.	To approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance thereunder from 50,000,000 to 150,000,000.

	3.	To ratify the appointment of Boulay PLLP as our independent registered public accounting firm for our fiscal year ending December 29, 2024.

	4.	To hold a non-binding advisory vote on the 2023 compensation paid by the Company to our named executive officers as disclosed in this proxy statement;

	5.	To vote on the frequency of such nonbinding advisory votes regarding the executive compensation of named executive officers, every one (1), two (2) or three (3) years; and

	6.	To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Record Date	October 18, 2024 Only stockholders of record as of October 18, 2024 are entitled to notice of and to vote at the Annual Meeting.

Availability of Proxy Materials

The Proxy Statement, Notice of Annual Meeting, form of proxy and our annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”), is first being sent or given on or about November 14, 2024 to all stockholders entitled to vote at the Annual Meeting.

The proxy materials and our annual report can be accessed as of January 17, 2024 by visiting www.cstproxy.com/btbrandsinc/am2024.

Voting

Your vote is important. Whether or not you plan to attend the annual meeting, we urge you to submit your proxy or voting instructions by mail as soon as possible. If you hold shares of common stock through an account with a broker, dealer, bank, or other nominee, please follow the instructions you receive from them to vote your shares.

By Order of the Board of Directors,

Gary Copperud President and Chief Executive Officer West Fargo, North Dakota November 14, 2024

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES AND “FOR” EACH OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4, AND FOR THREE (3) YEARS IN PROPOSAL 5, AND FOR ANY OTHER PROPOSAL PROPERLY PRESENTED AT THE TIME OF THE ANNUAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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BT BRANDS, INC.

PROXY STATEMENT

FOR FISCAL YEAR 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held on December 6, 2024

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully.

In this Proxy Statement, we refer to BT Brands, Inc. as “BT Brands,” “the Company,” “we” or “us” and the board of directors of BT Brands as the “Board” or “our Board of Directors.” Our annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”), which contains consolidated financial statements as of and for the two fiscal years ended December 31, 2023 and January 1, 2023, accompanies this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why did I receive this Proxy Statement?

The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on October 18, 2024, the record date for the Annual Meeting, and are entitled to vote at the Annual Meeting. This Proxy Statement provides important information regarding the matters to be acted on at the Annual Meeting and is designed to assist you in voting. You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using any of the methods discussed below under the question “How do I vote?”

The Notice of Internet Availability of Proxy Materials, or Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about November 14, 2024 to all stockholders of record as of October 18, 2024. The proxy materials and our annual report can be accessed as of on or about November 14, 2024 by visiting www.cstproxy.com/btbrandsinc/am2024. If you receive a Notice of Internet Availability, then you will not receive a printed copy of the proxy materials or our annual report in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials and our annual report are set forth in the Notice of Internet Availability.

What is a proxy?

A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, you are giving your permission to either our chief executive officer or our chief financial officer to vote your shares of common stock at the Annual Meeting as you instruct. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card. This is why it is important for you to return the proxy card to us as soon as possible, whether or not you plan on attending the Annual Meeting in person.

Who is paying for this proxy solicitation?

The Company will pay the expense of soliciting proxies, including the cost of preparing, assembling and mailing the notice, Proxy Statement and proxy. In addition to the solicitation of proxies by mail, the Company’s directors, officers or employees, without additional compensation, may make solicitations personally and by telephone. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How may I obtain an additional set of proxy materials?

All stockholders may write to us at the following address to request an additional copy of these materials:

BT Brands, Inc.

10501 Wayzata Boulevard South

Suite 102

Minnetonka, Minnesota 55303

Attention: Corporate Secretary

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, this Proxy Statement, our 2023 Annual Report and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this Proxy Statement and our 2023 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

What am I voting on at the Annual Meeting?

You are voting on the following proposals:

•	To elect five directors to serve until the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) and until their successors are duly elected and qualify;

•	To approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance thereunder from 50,000,000 to 150,000,000;

•	To ratify the appointment of Boulay PLLP as our independent registered public accounting firm for our fiscal year ending December 29, 2024;

•	To vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers for the year ended December 31, 2023;

•	To hold a non-binding advisory vote to determine the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers; and

•	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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The Board recommends a vote “FOR” the election of each of its nominees for directors; “FOR” the amendment to the Company’s Articles of Incorporation to increase the number of shares authorized for issuance thereunder; “FOR” the ratification of the appointment of Boulay PLLP as our independent registered public accounting firm for the year ending December 29, 2024; “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers for the year ended December 31, 2023; on the non-binding advisory vote to determine the frequency of future stockholder advisory votes on the compensation of our named executive officers, the Board recommends you vote for an annual basis by selecting “3 YEAR” as your choice; and.

How do I vote?

You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•	In person at the Annual Meeting. All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Shares held in your name as the stockholder of record may be voted during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	Sending a written notice of revocation to our Corporate Secretary;

●	Submitting a new, proper proxy dated later than the date of the revoked proxy; or

●	Attending the Annual Meeting and voting in person.

What if I return a signed proxy card, but do not indicate a vote for some of the matters listed on the proxy card?

If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees for directors; “FOR” the amendment to the Company’s Articles of Incorporation to increase the number of shares authorized for issuance thereunder; “FOR” the ratification of the appointment of Boulay PLLP as our independent registered public accounting firm for the year ending December 29, 2024; “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers for the year ended December 31, 2023; for “3 YEARS” with respect to the proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers; and. With respect to any other proposals to be voted upon, your shares will be voted in the discretion of the persons named as proxy holders, Gary Copperud and Kenneth Brimmer.

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Can my broker vote my shares for me without my instructions?

Brokers may not use discretionary authority to vote shares on the election of directors, the approval of a non-binding advisory resolution approving the compensation of our named executive officers for the year ended December 31, 2023, or with respect to the proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers if they have not received instructions from their clients; however, if they have not received instructions from their clients, they may vote either for or against the ratification of auditors. Please provide voting instructions on these proposals to your broker so your vote can be counted.

Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors, the approval of a non-binding advisory resolution approving the compensation of our named executive officers for the year ended December 31, 2023, or with respect to the proposal regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers. If your broker is not able to vote your shares, they will constitute “broker non-votes” (see below), which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

What are the voting requirements with respect to each of the proposals?

Assuming that a quorum is present (see below), the following votes will be required to approve each proposal:

With respect to the first proposal (election of directors), directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote on the election of directors. The director nominees who receive the greatest number of votes at the Annual Meeting (up to the total number of directors to be elected) will be elected. As a result, abstentions and “broker non-votes”, if any, will not affect the outcome of the vote on Proposal 1. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. You may not vote your shares cumulatively for the election of directors.

With respect to the second proposal to approve an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder from 50,000,000 to 150,000,000, the affirmative vote of holders of a majority of the outstanding shares of our common stock is required to approve Proposal 2. As a result, abstentions and “broker non-votes” (see below), if any, will have the effect of a vote against Proposal 2. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

With respect to the third proposal to ratify the appointment of Boulay PLLP, the affirmative vote of a majority of the voting power of all of the votes cast, is required to approve Proposal 3.

With respect to the fourth proposal to approve a non-binding approval of the frequency of future advisory votes on the compensation of our named executive officers, the affirmative vote of a majority of the outstanding shares of common stock present in person or represented by proxy at the Annual Meeting is required for the approval of Proposal 4.

With respect to the fifth proposal to approve on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers, because stockholders have several voting choices with respect to the proposal on the frequency of future non-binding votes on executive compensation, it is possible that no single choice will receive a majority vote. In light of the foregoing, the board of directors will consider the outcome of the vote when determining the frequency of future non-binding votes on executive compensation. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on this Proposal 5.

With respect to the approval of any other matter that may properly come before the Annual Meeting the affirmative vote of a majority of the voting power of all of the votes cast, is required to approve these proposals. As a result, abstentions, broker non-votes, if any, and any other failure to submit a proxy or vote in person at the meeting, will not affect the outcome of the vote on any such matters.

You will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

Broker Non-Votes

With respect to shares registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record.”  As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the Annual Meeting.

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With respect to your shares that are held by a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name” and the Proxy Statement is being forwarded to you together with voting instructions on behalf of your broker, trustee or nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote, and you are also invited to attend the Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. If you hold your shares through a broker and do not provide your broker with specific voting instructions, under the rules that govern brokers in such circumstances, your broker will have the discretion to vote such shares on routine matters but not on non-routine matters.

Even though we are listed on The Nasdaq Stock Market LLC (“Nasdaq”), the rules of the New York Stock Exchange (the “NYSE”) govern how a broker licensed by the NYSE can vote securities it holds on behalf of stockholders of Nasdaq-listed companies. As a result:

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Your broker will not have the authority to exercise discretion to vote your shares with respect to Proposal 1 (the election of directors), Proposal 3 (the advisory vote on named executive officer compensation) or Proposal 4 (the advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation).

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Your broker will have the authority to exercise discretion to vote your shares with respect to Proposal 2 (amendment to articles of incorporation to increase authorized shares) and Proposal 3 (the appointment of Boulay PLLP as our independent registered public accounting firm) because those matters are treated as routine under NYSE rules.

Because the proposals to be acted upon at the Annual Meeting include both routine and non-routine matters, if you do not give voting instructions to your broker, trustee or nominee, your broker, trustee or nominee may either (i) vote your shares on routine matters or (ii) leave your shares unvoted.

A broker “non-vote” occurs when your broker, trustee or nominee does not vote on a particular proposal because the broker, trustee or nominee does not have discretionary voting power with respect to that item and has not received voting instructions from you as the beneficial owner.

How many votes do I have?

You are entitled to one vote for each share of common stock that you held as of the record date. As of October 18, 2024, the record date, there were 6,106,282 shares of common stock outstanding.

Is cumulative voting permitted for the election of directors?

We do not use cumulative voting for the election of directors.

What happens if a nominee for director does not stand for election?

If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.

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What happens if additional matters are presented at the Annual Meeting?

Other than the five items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Gary Copperud and Kenneth Brimmer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

How many shares must be present or represented to conduct business at the Annual Meeting?

There must be a quorum present in order for business to be conducted at the Annual Meeting. A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote, or 3,097,841 shares, is represented at the Annual Meeting, either in person or by proxy. Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on October 18, 2024, the record date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your admission to the Annual Meeting. If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to October 18, 2024, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. The Annual Meeting will begin promptly on December 6, 2024, at 3:00 p.m. Central Time. Please allow time for the check-in procedures.

Please note that cameras, sound or video recording equipment, cellular telephones, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed in the meeting room.

What is the deadline for voting my shares?

If you hold shares as the stockholder of record, your vote by proxy must be received by 11:59 p.m. the night before the Annual Meeting. If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares at the Annual Meeting only if you provide a legal proxy obtained from your broker, bank or nominee.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

How are votes counted?

For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN” except that for the advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company's named executive officers, you may vote “1 YEAR,” “2 YEARS,” “3 YEARS,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote on the matter.

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Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

How can I obtain the Company’s corporate governance information?

Our Code of Ethics and Business Conduct is available under the “Corporate” tab of our website, which is located at www.itsburgertime.com.

The following information is available in print to any stockholder who requests it and also is available by accessing our public filings at the SEC’s website at www.sec.gov:

•	Our Insider Trading Policy

•	Our Clawback Policy

•	Our Related Person Transaction Policy

•	The charters of the following committees of the Board: the Audit Committee and the Compensation Committee.

The information contained on our website is not part of, or incorporated by reference in, this Proxy Statement.

How may I obtain the Company’s 2023 Form 10-K and other financial information?

A copy of our 2023 Annual Report on Form 10-K is enclosed with this Proxy Statement.

Stockholders may request another free copy of our 2023 Form 10-K and other financial information by contacting us at:

BT Brands, Inc.

10501 Wayzata Boulevard South

Suite 102

Minnetonka, Minnesota 55303

Attention: Corporate Secretary

Alternatively, current and prospective investors can access our 2023 Annual Report on our website which is located at www.itsburgertime.com.

We will also furnish any exhibit to our 2023 Annual Report specifically requested. Our SEC filings, including exhibits, are also available free of charge at the SEC’s website, www.sec.gov, and under the “Corporate” tab of our website.

What if I have questions for the Company’s transfer agent?

Please contact our transfer agent at the telephone number or address listed below with questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004-1561

Telephone: 212-509-4000 or 800-509-5586

Email: cstmail@continentalstock.com

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

BT Brands, Inc.

10501 Wayzata Boulevard South

Suite 102

Minnetonka, Minnesota 55303

Attention: Corporate Secretary

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PROPOSAL 1

ELECTION OF DIRECTORS

General

Under our Amended and Restated Bylaws, the number of members of our Board of Directors is fixed from time to time by the Board of Directors, but may be increased or decreased either by the stockholders or by the majority of directors then in office. Directors serve in office until the next annual meeting of stockholders and until their successors have been elected and qualified, or until their earlier death, resignation or removal.

The Board is currently composed of five directors, with two employee directors, including Gary Copperud, our Chief Executive Officer, and Kenneth Brimmer, our Board Chair, Chief Operating Officer and Chief Financial Officer, who are not independent directors, and three independent directors who we appointed in connection with our listing on The Nasdaq Market upon the completion of our initial public offering in November 2021, namely Allan Anderson, Terri Tochihara-Dirks and Fred Croci.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the five nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. If any of the nominees becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee may instead be voted for the election of a substitute nominee that we propose. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any of the nominees will be unable to serve.

As permissible under the Listing Rules of the Nasdaq Market Place, we do not have a nominating committee and director nominees are selected or recommended for the Board’s selection by independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate. The primary consideration in the selection and retention of directors is their respective ability to fairly represent the interests of our stakeholders. Diversity in business background, area of expertise, skills, educational background, gender, nationality, industry, geography, age and race/ethnicity are also considered, as well as other factors that can provide the Board with a range of informative viewpoints and perspectives. The criteria for director nominees include: the candidate’s professional experience and personal accomplishments; the candidate's independence from us and management; the ability of the candidate to attend Board and committee meetings regularly and devote an appropriate amount of effort in preparation for those meetings; the candidate's ability to function as a member of a collaborative group; and the candidate's understanding of the Board's governance role. In addition, the Board evaluates each individual in the context of the Board as a whole, with the objective of recommending to stockholders a group that can best oversee the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of backgrounds and experiences in various areas. In determining whether to recommend a director for reelection, the director's past attendance at meetings and participation in and contributions to the activities of the Board is also taken into consideration.

The Board of Directors has voted to nominate Gary Copperud, Kenneth Brimmer, Allan Anderson, Terri Tochihara-Dirks and Fred Croci for election at the Meeting.

Director Nominees

Gary Copperud has served as the Chief Executive Officer and a director of the Company since July 31, 2018, when we completed the Share Exchange. He was a founding member of the predecessor to BT Brands in 2007. He served as its managing manager and Chief Financial Officer from its inception until the completion of the Share Exchange. Mr. Copperud was a founding stockholder of Next Gen Ice, Inc., now NGI Corporation, a provider of automated ice delivery systems to convenience stores and other markets. Since July 2019, he has served as the chairman of its board of directors. Mr. Copperud has served as CEO of Bagger Dave’s Burger Tavern since June, 2022. Before that, Mr. Copperud was self-employed in real estate investment and development. We believe Mr. Copperud’s tenure with Burger Time and prior experience as a member of the board of directors of a public company qualifies him to serve on our board of directors.

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Kenneth Brimmer has served as the Chief Operating Officer, Chairman of our board of directors, and Principal Accounting Officer since July 31, 2018. Since October 2019, Mr. Brimmer has been a member of the board of directors of NGI Corporation (formerly Next Gen Ice, Inc.). and currently serves as its Chief Financial Officer. Sinc June, 2022, Mr. Brimmer has served as also Chairman, COO, and Chief Financial Officer of Bagger Dave’s Burger Tavern, Inc. Mr. Brimmer has a wide range of experience with several early-stage and rapidly growing businesses, serving at various times as President, Chief Executive Officer, director, and Audit Committee Chairman of several public and private companies. Mr. Brimmer previously was the Chief Executive Officer of Hypertension Diagnostic, Inc. (“HDI”). He served on the board of HDI from 1998 until May, 2020 and was its CEO from September 2012 until May 2020. Mr. Brimmer is the CEO of privately-held Brimmer Company, LLC, which has provided consulting management services to BT Brands and NGI Corporation, Inc. Mr. Brimmer was a Director of Landry’s Restaurants from June 2004 until April 2017 and served on the Audit and Compliance Committee of its Golden Nugget – New Jersey Casino a subsidiary of Landry’s. Previously, he was President of Rainforest Cafe, Inc., which grew from start-up to over 6,000 employees from April 1997 until April 2000, and he was Treasurer from its inception in 1995 until April 2000. During the time Mr. Brimmer served as Treasurer of Rainforest Cafe, it raised over $200 million through a combination of private and public stock offerings. Prior to Rainforest, Mr. Brimmer has a degree in accounting and worked as a certified public accountant (inactive) in the audit division of Arthur Andersen & Co. from 1977 through 1981. We believe Mr. Brimmer’s extensive career as a business executive, particularly his service as the chief operating officer of a major restaurant chain, qualifies him to serve on and chair our board of directors.

Allan Anderson joined our board of directors as an independent director and has served as the chairman of our audit committee since our common stock and warrants were listed on The Nasdaq Stock Market. In 2021, Mr. Anderson founded privately held ReliaFund Inc., for which he has served in various executive capacities. ReliaFund provides electronic payment processing and reporting services for small businesses. From 1975 to 1984, Mr. Anderson was employed as an Audit Manager in the Audit Division of Arthur Andersen & Co. Mr. Anderson has served as a chief financial officer (or equivalent) for several private companies. He previously served as an independent member of the board of directors of publicly-held the STEN Corporation, also serving as Chairman of its Audit Committee. Messrs. Copperud and Brimmer were also directors of STEN. Mr. Anderson holds a Bachelor of Arts degree in accounting from Southwest State University and was formerly licensed as a certified public accountant, which is now inactive. We believe Mr. Anderson is qualified to serve on our board of directors and as the chair of our audit committee because of his education, experience in accounting and audit work, and experience working at several companies as the chief financial officer.

Terri Tochihara-Dirks joined our board of directors as an independent director, serves as the chair of our compensation committee, and is a member of the audit committee, commencing on the date our common stock and warrants were listed on The Nasdaq Stock Market. Since 2008, Ms. Tochihara-Dirks has been the co-owner, with her husband, of The Oberon Assisted Living, a privately held healthcare community in Arvada, Colorado. Her responsibilities include operations and infection prevention. From 1986 to 2006, she held various positions with AT&T retiring in 2006 as the Mountain States Region Vice President of Sales. Ms. Tochihara-Dirks has served on several not-for-profit Boards of Directors, including the Denver Chamber of Commerce and Denver Junior Achievement. Ms. Tochihara-Dirks is qualified to serve on our board, as the chair of the compensation committee, and as a member of our audit committee because of her broad business experience both operating her own business and as an executive of a multi-national corporation.

Fred Croci has been a director and member of our Audit Committee and Compensation Committee since October 25, 2024. He has worked in the real estate industry for more than 50 years and has owned and operated seven restaurants. Mr. Croci holds or has held real estate licenses in Iowa, Illinois, Colorado and Wyoming and has owned and managed commercial real estate brokerage firms in all of these states. While owning and operating commercial real estate brokerage firms he has also been involved in project development, construction, management, property rehabilitations and commercial remodels, single family and multifamily housing projects, self-storage and commercial new construction, property management and maintenance, fee-based client consulting and investment counseling. Over the last twelve years, Mr. Croci has owned and managed Wheeler Commercial Property Services, LLC, a real estate brokerage firm located in Fort Collins, Colorado. Since 2017 Mr. Croci has been the principal of Commercial Broker’s Alliance, LLC, a development consulting firm, and he is also managing broker of Commercial Broker’s Alliance NOCO, LLC, a commercial brokerage firm. We believe that Mr. Croci is qualified to serve on our board given his decades of real estate experience and his successful ownership and management of food and beverage operations.

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Required Vote

In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1.

Director Nominees and Executive Officers as of the Date of this Proxy Statement

The following table sets forth information regarding our executive officers and directors as of the date of this Proxy Statement:

Name	Age	Position
Executive Officers and Directors:
Gary Copperud	66	Chief Executive Officer and Director
Kenneth Brimmer	69	Chief Operating Officer and Chairman
Allan Anderson	71	Director
Terri Tochihara-Dirks	62	Director
Fred Croci	77	Director

Biographical information with respect to each of the persons named in the table is set forth above under the heading “Proposal 1 — Election of Directors — Nominees for Directors.”

Board Of Directors and Corporate Governance

Composition of the Board

Our Board of Directors currently consists of five directors, three of whom are independent under the listing standards of the Nasdaq Stock Market (the “Nasdaq”). At each annual meeting of stockholders, directors will be elected for a one-year term and until their successors are duly elected and qualified.

Director Independence

The Nasdaq Marketplace Rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

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Our Board of Directors has reviewed the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Allan Anderson, Terri Tochihara-Dirks and Fred Croci is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Our Board of Directors also determined that the directors who serve on our audit committee and our compensation committee satisfy the independence standards for such committees established by the SEC and the Nasdaq Marketplace Rules, as applicable. In making such determinations, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

Our current bylaws provide our Board of Directors with the flexibility to combine or separate the positions of Chairman of our Board of Directors and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company.

Our Board of Directors does not have a policy as to whether the roles of Chairman of the Board of Directors and CEO should be separate or combined. Currently, the Board of Directors combines the roles of Chairman of the Board of Directors and Chief Executive Officer. Both the Chairman and CEO positions are currently held by Gary Copperud, who has guided the Company since its founding in 2007.

A number of factors support the leadership structure chosen by the Board, including, among others:

•	Our Chief Executive Officer has extensive knowledge of all aspects of BT Brands and its business, including the risks and challenges it faces, its industry and its customers.

•	Our Chief Executive Officer is intimately involved in the day-to-day operations of BT Brands and is best positioned to elevate the most critical business issues for consideration by the Board of Directors.

•	The Board of Directors believes having our Chief Executive Officer serve in both capacities allows him to execute BT Brands’ strategic initiatives and business plans and confront its challenges more effectively.

•	A combined Chairman and Our Chief Executive Officer CEO structure provides BT Brands with decisive and effective leadership with clearer accountability to our stockholders and customers.

•	This structure allows one person to speak for and lead the Company and the Board.

•	The combined role is both counterbalanced and enhanced by the effective oversight and independence of our Board of Directors and independent committee chairs.

•	In our view, splitting the roles would potentially make our management and governance processes less effective through undesirable duplication of work and possibly lead to a blurring of clear lines of accountability and responsibility.

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Board Diversity Matrix

Board Diversity Matrix (As of April 1, 2023)
Total Number of Directors: five	Female	Male	Non-Binary	Did Not Disclose
Part I: Gender Identity
Directors	1	4	0	0
Part II: Demographic Background	1	4	0	0
African American or Black
Asian	1		0	0
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White
Two or More Ethnicities		4
LGBTQ+
Did Not Disclose Demographic Background

Role of Board in Risk Oversight Process

Our Board of Directors has oversight responsibility for the Company’s risk management process. The Board of Directors administers its oversight function through committees, retaining responsibility for general oversight of risks. The committee chairs will be responsible for reporting findings regarding material risk exposure to the Board of Directors as quickly as possible. The Board of Directors delegates to the audit committee oversight responsibility to review our code of ethics, including whether the code of ethics is successful in preventing illegal or improper conduct, and our management’s risk assessments and management’s financial risk management policies, including the policies and guidelines used by management to identify, assess, and manage our exposure to financial risk. Our compensation committee assesses and monitors any significant compensation-related risk exposure, and the steps management should take to monitor or mitigate such exposure.

Areas of risk oversight that generally remain at the Board level and are not delegated to any Committee include risks related to our operational matters and significant business decisions. The Board satisfies this oversight responsibility through reports (both verbal and written) from our personnel responsible for each of these risk areas, reports from Board committees and related discussions.

Each of the Board's committees oversees the management of our risks that fall within the committee’s areas of responsibility. A description of each committee’s risk oversight focus is below. In performing this function, each committee has full access to management, as well as the ability to engage advisors. When a committee receives a report or update regarding an area of potential risk to us, the chair of the relevant committee determines whether it is materially significant enough to report on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Board and Annual Meetings Attendance

During the fiscal year ended December 31, 2023, our Board held three meetings, our audit committee held three meeting, and our compensation committee held one meeting. During fiscal 2023, each current director attended at least 75% of the aggregate of the total number of Board and committee meetings held during the period of such member’s service.

Information Regarding Committees of the Board of Directors

Our Board of Directors has established two standing committees — audit and compensation— each of which operates under a charter approved by our Board of Directors. Copies of each committee’s charter are posted under the “Corporate” tab of our website, which is located at www.itsburgertime.com. Each committee has the composition and responsibilities described below. Our Board of Directors may from time to time establish other committees.

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Audit Committee and Financial Expert

Our Audit Committee consists of Allan Anderson, who is the chair of the committee, Terri Tochihara-Dirks and, each of whom served as a members of the audit committee in fiscal 2023, and Fred Croci who has served on the audit committee since October 2024. Our Board of Directors has determined that each of the members of our Audit Committee satisfies the Nasdaq Marketplace Rules and SEC independence requirements. The functions of this committee include, among other things:

●	selecting, retaining and replacing independent auditors and evaluating their qualifications, independence, and performance;

●	reviewing and approving the scope of the annual audit and audit fees;

●	discussing with management and independent auditors the results of annual audit and review of quarterly financial statements;

●	reviewing adequacy and effectiveness of internal control policies and procedures;

●	approving the retention of independent auditors to perform any proposed permissible non-audit services;

●	overseeing internal audit functions and annually reviewing audit committee charter and committee performance;

●	preparing the audit committee report that the SEC requires in our annual proxy statement; and

●	reviewing and evaluating the performance of the Audit Committee, including compliance with its charter.

Our Board of Directors has determined that Allan Anderson qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations and meets the financial sophistication requirements of the Nasdaq Marketplace Rules. In making this determination, our Board of Directors has considered Mr. Anderson’s background a public company accountant for an international accounting firm. Both our independent registered public accounting firm and management periodically will meet privately with our Audit Committee.

Compensation Committee

Our Compensation Committee comprises Ms. Tochihara-Dirks, Mr. Anderson and Fred Croci. Ms. Tochihara-Dirks is the chair of the compensation committee. Our Board of Directors has determined that Ms. Tochihara-Dirks, Mr. Anderson and Fred Croci are independent as defined under the NASDAQ Listing Rules and satisfy NASDAQ’s additional independence standards for compensation committee members. In addition, all of the members of the Compensation Committee are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act and outside directors as defined by Section 162(m) of the Internal Revenue Code. Our compensation committee assists our Board of Directors in discharging its responsibilities relating to the compensation of our executive officers. Under its charter, our Compensation Committee will be responsible for, among other things:

•	recommending to our Board of Directors for approval compensation and benefit plans;

•	reviewing and approving annually corporate and personal goals and objectives to serve as the basis for the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and determining the CEO’s compensation based on that evaluation;

•	determining and approving the annual compensation for other executive officers;

•	retaining or obtaining the advice of a compensation consultant, outside legal counsel, or other advisors;

•	approving any grants of stock options, restricted stock, performance shares, stock appreciation rights, and other equity-based incentives to the extent provided under our equity compensation plans;

•	reviewing and making recommendations to our Board of Directors regarding the compensation of non-employee directors; and

•	reviewing and evaluating the performance of the compensation committee, including compliance with its charter.

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COMPENSATION INFORMATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the 2022 and 2023 fiscal years by our principal executive officer and principal financial officer (the named executive officers). No other officer or employee of the Company received total compensation for either fiscal 2022 or 2023, as determined in accordance with Item 402 of Regulation S-K, which exceeded $100,000:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Gary Copperud, Chief Executive Officer[1]	2023	250,000	0	40,000		0	0	290,000
	2022	250,000	100,000	0	132,900	0	0	482,900
Kenneth W. Brimmer, Chief Operating Officer[1]	2023	175,000	0	30,000				205,000
	2022	150,000	50,000	0	99,675	0	0	299,675

(1)

Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2023 and January 1, 2023, in accordance with ASC 710 of awards pursuant to the Stock Option Plan. Assumptions for calculating this amount for the fiscal year ended December 31, 2023, are included in Note 8 to our audited consolidated financial statements for the fiscal year ended December 31, 2023, included in Part IV of our 2023 Annual Report.

Director Compensation

We have not adopted a compensation program for members of our board of directors and its committees. We expect that the compensation of our directors will be designed to attract and retain committed and qualified directors and to align their compensation with the long-term interests of our stockholders. Such compensation may consist of cash for meetings attended and options or other awards to purchase our common stock at the fair market value per share of common stock on the grant date, both upon joining the board and for each year of service on the board. Such awards will be subject to vesting as determined by the Compensation Committee of the board. directors who are also executive officers will not be entitled to compensation for their service as a director, committee member, or chair of our board of directors or any committee of our board of directors.

In addition to such compensation, we will reimburse each non-employee director for all pre-approved expenses within 30 days of receiving satisfactory written documentation setting out the expense incurred by such director. These include reasonable transportation and lodging costs incurred for attendance at any board of directors meeting.

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We currently pay to each non-employee director $500 for each board meeting attended and $250 for each committee meeting attended. In addition, we issued to each such person fully vested options to purchase 5,000 shares of common stock under the 2019 Plan, which are exercisable at $5.00 per share and expire ten years after the date of the grant we also have agreed to issue to each such person options to purchase 2,000 shares of common stock during each year that such person serves on the board of directors.

The following table sets forth all of the compensation awarded to, earned by, or paid to our directors for the year ended December 31, 2023. Please note that Mr. Copperud and Mr. Brimmer receive no compensation for their role as directors, and the entirety of their compensation is reported in the Summary Compensation Table above.  Mr. Croci joined the board of directors in October 2024.

Name	Fees Earned or Paid in Cash	Stock Awards[1]	Total ($)
Allan Anderson	$1,500	$0	$1,500
Terri Tochihara-Dirks	1,500	0	1,500
Steven W. Schussler [2]	1,500	0	1,500
Total:	$4,500	$0	$4,500

1.

Reflects the full grant date fair value of the options granted to directors in 2022, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718.

2.	Mr. Schussler resigned as a director on October 24, 2024.

Officer Compensation

In fiscal 2023, the Company paid Mr. Copperud a salary of $250,000 to serve as our Chief Executive Officer, which included compensation payable under an Employment Agreement that we entered into with Mr. Copperud in July 2022, as described below under the heading “Employment Agreements.” During fiscal year 2022, we paid Mr. Copperud a salary of $150,000 to serve as the Chief Executive Officer. In addition, the Compensation Committee approved a $100,000 bonus for Mr. Copperud for the 2022 fiscal year following the successful completion of our initial public offering that closed in November 2021 (“IPO”).

During fiscal 2023, the Company paid Mr. Brimmer a salary of $175,000 to serve as our Chief Financial Officer, which included salary payable under an Employment Agreement that we entered into with Mr. Brimmer in July 2022, as described below under the heading “Employment Agreements.”

Employment Agreements

On July 7, 2022, the Company entered into an employment agreement with Gary Copperud pursuant to which Mr. Copperud was appointed to serve as our Chief Executive Officer. Under the Agreement, Mr. Copperud receives an annual base salary of $250,000 which shall be reviewed at least annually by the board. Mr. Copperud is eligible to receive an annual bonus subject to the discretion of the Compensation Committee of the board. The employment agreement is for a term of three years subject to automatic extension for successive one-year periods unless terminated by either party. The employment agreement may be terminated by us with or without cause (as defined therein). In the event we terminate the employment agreement with cause or Mr. Copperud terminates the agreement without good reason, including any failure to renew Mr. Copperud’s employment, we will be required to pay Mr. Copperud all accrued but unpaid base salary and accrued but unused vacation continued payment of his base salary, any earned but unpaid bonus. In the event we terminate the employment agreement without cause, we will be required to pay Mr. Copperud continued payment of his base salary for 12 months and a prorated bonus for the year of termination based on performance through the date of termination. If Mr. Copperud’s employment is terminated during the term on account of his death or disability (as defined in the agreement), Mr. Copperud will be entitled to receive all accrued but unpaid base salary and accrued but unused vacation continued payment of his base salary, any earned but unpaid bonus. In the event that Mr. Copperud’s employment hereunder is terminated by him for good reason (as defined in the agreement) or by the Company on account of its failure to renew the agreement cause (as defined in the agreement), in each case following a change in control )(as defined in the agreement), Mr. Copperud will be entitled to receive (i) all accrued but unpaid base salary, (ii) accrued but unused vacation, (iii) a lump sum payment equal to 2 times the sum of his base salary and bonus for the year in which the termination occurs, and (iv) (A) all outstanding unvested stock options will fully vest and become immediately exercisable for the remainder of their full term, (B) all outstanding equity-based compensation awards other than stock options that do not vest based on the attainment of performance goals will fully vest and any restrictions thereon will lapse, and (C) all outstanding equity-based compensation awards other than stock options that vest based on the attainment of performance goals shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied. Upon his appointment as chief executive officer.

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On July 7, 2022, the Company entered into an employment agreement with Kenneth Brimmer pursuant to which Mr. Brimmer was appointed to serve as our Chief Financial Officer. Under the Agreement, Mr. Brimmer receives an annual base salary of $200,000 which shall be reviewed at least annually by the board. Mr. Brimmer is eligible to receive an annual bonus subject to the discretion of the Compensation Committee of the board. The employment agreement is for a term of three years subject to automatic extension for successive one-year periods unless terminated by either party. The employment agreement may be terminated by us with or without cause (as defined therein). In the event we terminate the employment agreement with cause or Mr. Brimmer terminates the agreement without good reason, including any failure to renew Mr. Brimmer’s employment, we will be required to pay Mr. Brimmer all accrued but unpaid base salary and accrued but unused vacation continued payment of his base salary, any earned but unpaid bonus. In the event we terminate the employment agreement without cause, we will be required to pay Mr. Brimmer continued payment of his base salary for 12 months and a prorated bonus for the year of termination based on performance through the date of termination. If Mr. Brimmer’s employment is terminated during the term on account of his death or disability (as defined in the agreement), Mr. Brimmer will be entitled to receive all accrued but unpaid base salary and accrued but unused vacation continued payment of his base salary, any earned but unpaid bonus. In the event that Mr. Brimmer’s employment hereunder is terminated by him for good reason (as defined in the agreement) or by the Company on account of its failure to renew the agreement cause (as defined in the agreement), in each case within 12 months following a change in control )(as defined in the agreement), Mr. Brimmer will be entitled to receive (i) all accrued but unpaid base salary, (ii) accrued but unused vacation, (iii) a lump sum payment equal to 2 times the sum of his base salary and bonus for the year in which the termination occurs, and (iv) (A) all outstanding unvested stock options will fully vest and become immediately exercisable for the remainder of their full term, (B) all outstanding equity-based compensation awards other than stock options that do not vest based on the attainment of performance goals will fully vest and any restrictions thereon will lapse, and (C) all outstanding equity-based compensation awards other than stock options that vest based on the attainment of performance goals shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied.

Compensation Plans

Summary of 2019 Incentive Plan

The principal features of the 2019 Incentive Plan (the “2019 Plan”), as amended by the stockholders at the 2022 annual meeting, are summarized below. The following summary of the 2019 Plan does not purport to be a complete description of all of the provisions of the 2019 Plan. It is qualified in its entirety by referencing the full text of the 2019 Plan, as amended.

Eligibility

Eligibility to participate in the 2019 Plan is limited to our and our affiliates’ employees, officers, directors, and consultants as determined from time to time by the compensation committee. Incentive stock options may be granted only to employees of the Company or its subsidiaries.

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Administration

The Compensation Committee of the board administers the 2019 Plan. The compensation committee reviews and approves (or it deems appropriate, makes recommendations to our full board regarding) modifications to the 2019 Plan. Subject to the terms of the 2019 Plan, the compensation committee has the authority to (i) grant and amend equity awards, (ii) interpret any provision of the 2019 Plan, any equity award, or any award agreement and (ii) make all determinations and decisions necessary for the administration of the 2019 Plan. All determinations and decisions by the compensation committee under the 2019 Plan are in its sole discretion and are binding. However, the board has retained the right to exercise the authority of the compensation committee to the extent consistent with applicable law and the applicable requirements of any stock exchange.

Number of Authorized Shares

The 2019 Plan allows for the issuance of 1,000,000 shares of common stock upon awards granted.

Common stock covered by any unexercised portions of terminated or forfeited options granted under the 2019 Plan (including canceled options), restricted stock or restricted stock units forfeited, other stock-based awards terminated or forfeited as provided under the 2019 Plan, and common stock subject to any awards that are otherwise surrendered may again be subject to new awards under the 2019 Plan. In addition, shares of common stock surrendered to or withheld by the Company in payment or satisfaction of the purchase price of an option or tax withholding obligation with respect to an award are available for the grant of new awards under the 2019 Plan. In the event of the exercise of stock appreciation rights, only the number of shares of common stock issued in payment of such stock appreciation rights shall be charged against the number of shares of common stock available for the grant of awards under the 2019 Plan.

Awards under the 2019 Plan

Awards under the Plan may include incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock units, performance share or Unit awards, stock bonuses, and other stock-based awards and cash-based incentive awards.

Stock Options. The Plan Administrator may grant to a participant options to purchase our common stock that qualifies as incentive stock options for purposes of Section 422 of the Internal Revenue Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise, will be determined by the Plan administrator. The Plan Administrator in its discretion will determine the exercise price for stock options, but non-qualified stock options and incentive stock options may not be less than 100% of the fair market value of one share of our company’s common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted. Stock options must be exercised within a period fixed by the Plan administrator that may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of our stock on the date of grant, the exercise period may not exceed five years. At the Plan administrator’s discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of our common stock held by the participant or in any other form of consideration acceptable to the Plan administrator (including one or more forms of “cashless” or “net” exercise).

Stock Appreciation Rights. The Plan Administrator may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised. The Plan Administrator will determine the exercise price for a SAR at its discretion, provided, however, that in no event shall the exercise price be less than the fair market value of our common stock on the date of grant.

Restricted Shares and Restricted Units. The Plan Administrator may award a participant shares of common stock subject to specified restrictions (“restricted shares”). Restricted shares are subject to forfeiture if the participant does not meet certain conditions, such as continued employment over a specified forfeiture period and the attainment of specified performance targets over the forfeiture period. The Plan administrator also may award to a participant Units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and the achievement of performance or other objectives (“restricted units”). The Plan Administrator determines the terms and conditions of restricted shares and restricted unit awards.

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Stock Bonuses. Stock bonuses may be granted as additional compensation for service or performance and may be settled in the form of common stock, cash, or a combination thereof, and may be subject to restrictions, which may vest subject to continued service and the achievement of performance conditions.

Performance Awards. The Plan Administrator may grant performance awards to participants under such terms and conditions as the Plan Administrator deems appropriate. A performance award entitles a participant to receive a payment from us based on the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, shares of common stock, or a combination thereof, as determined by the Plan administrator.

Other Stock-Based Awards. The Plan Administrator may grant equity-based or equity-related awards referred to as “other stock-based awards,” other than options, SARs, restricted shares, restricted Units, or performance awards. The Plan Administrator will determine the terms and conditions of each other stock-based award. Payment under any other stock-based awards will be made in common stock or cash, as determined by the Plan administrator.

Cash-Based Awards. The Plan Administrator may grant cash-based incentive compensation awards, which would include performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m) of the Code. The Plan Administrator will determine the terms and conditions of each cash-based award.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth outstanding equity awards to our named executive officers as of December 31, 2023.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares of Stock that have not Vested	Market Value of Shares of Stock that have not Vested
Gary Copperud, Chief Executive Officer	100,000	100,000	$2.58	2/9/32	60,000	0
Kenneth W. Brimmer, Chief Operating Officer	75,000	75,000	$2.58	2/9/32	45,000	0

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of and percent of our common stock beneficially owned as of October 18, 2024, by (i) each person (or group of affiliated persons) who is known by us to own more than five percent (5%) of the outstanding shares of our common stock, (ii) each director and executive officer, and (iii) all of our directors and executive officers as a group. The percentage of shares beneficially owned is computed based on 6,195,682 shares of our common stock outstanding as of October 18, 2024.

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We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to such securities. In addition, pursuant to such rules, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of October 18, 2024. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own.

Unless otherwise indicated, the address of each person listed below is c/o BT Brands, Inc. 405 Main Avenue West, Suite 2D, West Fargo, ND 58078.

Name of Beneficial Owner	Number of Shares	Percentage
Officers and Directors
Gary Copperud (1)(2)	1,074,225	17.59%
Kenneth Brimmer (3)	110,000	1.80%
Allan Anderson (4)	10,000	*
Terri Tochihara-Dirks (4)	10,000	*
Fred Croci (5)	8,000	*
Total for all Officers and Directors	1,212,225	19.57%
5% Stockholders
Sally Copperud (1)	600,000	9.68
Jeffrey Zinnecker	600,000	9.68
Samuel Vandeputte	346,290	5.58%
Trost Family Trust	346,290	5.58%

__________

* Less than 1%.

(1)	Gary Copperud and Sally Copperud are husband and wife. Each such person disclaims beneficial ownership of the other’s shares of common stock.
(2)

Includes 758,540 shares of common stock, warrants to purchase 5,000 shares of common stock acquired by this individual in the IPO in 2019, and 40,000 shares of common stock underlying currently exercisable options. Does not include (i) 60,000 shares issuable upon the exercise of options that will not vest until a date that is more than 60 days after the date of this filing.

(3)

Includes 80,000 shares of common stock owned by Brimmer Company, LLC, an affiliate of Mr. Brimmer, and 45,000 shares of common stock underlying currently exercisable options. Does not include (i) 30,000 that will not vest until a date that is more than 60 days after the date of this filing.

(4)	Represents options to purchase shares of our common stock.
(5)	Includes warrants to purchase 4,000 shares of common stock acquired by Mr. Croci in the IPO, all of which currently are exercisable at a price of $5.50 per share.

Certain Relationships and Related Transactions, and Director Independence.

Policies and Procedures for Transactions with Related Parties

Our board of directors has approved policies and procedures with respect to the review and approval of certain transactions between us and Related Parties (as defined below), which we refer to as our “Related-Party Transaction Policy.” The following is a summary of material provisions of our Related-Party Transaction Policy. Pursuant to the terms of our Related-Party Transaction Policy, any Related-Party Transaction (as defined below) will be required to be reported to the chair of the audit committee of our board. The audit committee will then be required to review and decide whether to approve any such Related-Party Transaction.

Our Related-Party Transaction Policy, defines a “Related-Party Transaction” as a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which we (including any of our subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any Related Party had, has or will have a direct or indirect interest.

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Our Related-Party Transaction Policy, defines a “Related Party” as any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer or a nominee to become a director; any person who is known to be the beneficial owner of more than five percent of our common stock; any immediate family member of any of the foregoing persons, including any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and any person (other than a tenant or employee) sharing the household of any of the foregoing persons; and any firm, corporation or other entity in which any of the foregoing persons is a general partner or, for other ownership interests, a limited partner or other owners in which such person has a beneficial ownership interest of 10% or more.

Transactions with Related Parties

Below we describe transactions and any series of related transactions to which we were a party or may be a party, and which we have entered into since October 18, 2021, or is currently proposed, in which the amounts involved exceeds or will exceed the lesser of $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years and any of our directors, executive officers or holders of more than five percent of our capital stock, or an affiliate or immediate family member or such persons, had or will have a direct or indirect material interest.

In connection with the refinancing of our mortgage debt in June 2021, Gary Copperud personally guaranteed each of the promissory notes evidencing loans on the real properties owned by the Company.

In 2019, the Company made cash advances to Next Gen Ice, Inc. (NGI), totaling $179,000. Our CEO, Gary Copperud, is Chairman of the board of directors of NGI. Our Chief Operating Officer, Kenneth Brimmer, is a member of the board of directors of NGI and serves as its Chief Financial Officer. The Company invested $229,000 in NGI Series A1 8% Cumulative Convertible Preferred Stock on February 2, 2022,

Indemnification of Officers and Directors

Our articles of incorporation and bylaws as currently in effect provide that the Company will indemnify each of our directors and officers to the fullest extent permitted by the Wyoming Business Corporation Act. Further, we have entered into indemnification agreements with each of our directors and officers. We have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement, or payment of a judgment under certain circumstances.

To the best of our knowledge, during the past two fiscal years, other than as set forth above, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds the lesser of (A) $120,000 or (B) one percent of our average total assets at year-end for the last two completed fiscal years, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

Stockholder Communications with the Board of Directors

The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board or the director in care of BT Brands, Inc., 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55303, Attn: Secretary. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and the number and class of shares of our stock that are owned beneficially by the stockholder as of the date of the communication.

These communications will be reviewed by our Secretary, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider communications that contain advertisements or solicitations or are unduly hostile, threatening or similarly inappropriate.

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Any interested person may communicate directly with the non-management directors. Persons interested in communicating directly with the non-management directors regarding their concerns or issues may do so by addressing correspondence to a particular director, or to the non-management directors generally, in care of BT Brands, Inc., 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55303.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a written Code of Ethics and Business Conduct applicable to our directors, officers and employees, in accordance with Section 406 of the Sarbanes-Oxley Act, the rules of the SEC promulgated thereunder, and the Nasdaq listing rules. We have filed a copy of our form of the Code of Ethics and Business Conduct with the SEC. A copy of the Code of Ethics also is available online under the Corporate tab of our website, which is located at www.itsburgertime.com. In addition, a copy of the Code of Ethics and Business Conduct will be provided without charge upon request from us. If we make any amendments to our Code of Ethics and Business Conduct other than technical, administrative, or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics and Business Conduct applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver in a Current Report on Form 8-K. We also intend to post amendments to our Code of Ethics and Business Conduct or waivers of its requirements on our website, www.itsburgertime.com.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the compliance by us with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to administer and oversee these processes.

The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the audit plan, the results of their examinations, and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2023 with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the issue of its independence from us and management. In addition, the Audit Committee has considered whether the provision of any non-audit services by the independent registered public accounting firm in fiscal year 2022 is compatible with maintaining the registered public accounting firm’s independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023.

Respectfully,

Allan Anderson, Chairman Terri Tochihara-Dirks Steven W. Schussler

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO

INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED THEREUNDER FROM 50,000,000 TO 150,000,000

Our Board believes that it is in the best interests of the Company and our stockholders to amend our Articles of Incorporation to increase the number of authorized shares of common stock. Upon consultation with our management, our Board unanimously approved, and unanimously recommends for stockholder approval, the proposal to adopt a Certificate of Amendment to our Articles of Incorporation, or the Certificate of Amendment, to increase the number of authorized shares of common stock from 50,000,000 shares to 150,000,000 shares, each share of common stock having a par value of $0.002. The form of the text of the amendment (which would be filed with the Wyoming Secretary of State on its then prescribed form of Certificate of Amendment) is set forth as Appendix A to this proxy statement (subject to any changes required by applicable law). As of the Record Date, there were (i) 6,195,682 shares of common stock outstanding, (ii) 2,846,388 shares of common stock reserved for future issuance upon exercise of warrants currently outstanding, and (iii) 234,250 shares of common stock reserved for future issuance upon exercise of options currently outstanding under the BT Brands, Inc. 2019 Incentive Plan. The additional shares of common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding shares of common stock. Adoption of the amendment would not affect the rights of the holders of currently outstanding common stock, except, to the extent the additional authorized shares are issued, for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon the filing of a certificate of amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Wyoming.

The description of the Certificate of Amendment should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Certificate of Amendment attached to this proxy statement as Appendix A.

Purpose of the Proposal

The approval of the Certificate of Amendment is important for our ongoing business. Our Board believes it would be prudent and advisable to have the additional shares available to provide additional flexibility regarding the potential use of shares of common stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of common stock or securities that are convertible into common stock; (ii) expanding our business through potential strategic transactions, including mergers, acquisitions and other business combinations; (iii) exchanges of common stock or securities that are convertible into common stock for other outstanding securities; (iv) providing equity incentives pursuant to the Plan, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (v) other general corporate purposes. We intend to use the additional shares of common stock that will be available to undertake any such issuances described above. As is the case with the shares of common stock which are currently authorized but unissued, if the Certificate of Amendment is adopted by the stockholders, the Board will only have authority to issue the additional shares of common stock from time to time without further action on the part of stockholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which the Company’s securities may then be listed or authorized for quotation. Because it is anticipated that our directors and executive officers will be granted additional equity awards under the Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Certificate of Amendment, because absent the Certificate of Amendment, we may not have sufficient authorized shares to grant such awards.

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The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include:

•	Stockholders may experience further dilution of their ownership.

•	Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

•	The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

•	The issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock and warrants, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of us and our stockholders. We are therefore requesting our stockholders approve this proposal to amend our Articles of Incorporation to increase our authorized shares of common stock from 50,000,000 shares to 150,000,000 shares.

Approval Required

The approval of this Proposal 2 will require the affirmative vote of holders of a majority of the outstanding shares of our shares of common stock. Accordingly, abstentions and broker non-votes, if any, will have the effect of a vote AGAINST this Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED THEREUNDER FROM 50,000,000 TO 150,000,000.

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PROPOSAL 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is considering appointing Boulay PLLP (“Boulay”) or another firm as the Company’s independent registered public accounting firm for 2024. The board of directors does not expect to appoint its independent registered public accounting firm for 2024 until after the annual meeting. Boulay has served as the Company’s independent registered public accounting firm since 2015. Although action by the shareholders in this matter is not required and the board has not yet made a final decision as to the appointment of its independent registered public accounting firm for 2024, the Audit Committee believes that in light of the critical role played by the independent registered public accounting firm in maintaining the integrity of the Company’s financial controls and reporting, it is a matter of good practice.

In the event our shareholders fail to approve the proposal to appoint Boulay as the Company’s independent registered public accounting firm, the Audit Committee will take that fact into consideration in determining whether to retain Boulay or another firm. Even if the selection of Boulay is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.

The following table sets forth the fees billed to us for professional services rendered by Boulay for the years ended December 31, 2023 (fiscal 2023) and January 1, 2023 (fiscal 2022):

	2023	2022
Fee Category
Audit Fees (1)	$165,830	$193,123
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$165,830	$193,123

(1)

Audit fees consist of aggregate fees billed for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports or services that are typically provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements during the fiscal years ended December 31, 2023, and January 1, 2023, respectively.

Pre-Approval Policies and Procedures

The Audit Committee has the authority to appoint or replace our independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is also responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm was engaged by, and reports directly to, the Audit Committee.

The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.

Required Vote

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the votes cast at this Annual Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

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PROPOSAL 4

NONBINDING ADVISORY APPROVAL FOR

THE EXECUTIVE COMPENSATION OF NAMED EXECUTIVE EMPLOYEES

(SAY ON PAY)

We are asking stockholders to indicate their support for the 2023 compensation of our named executive officers named in the “Summary Compensation Table” included in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our named executive officers. Accordingly, we will ask stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers for the year ended December 31, 2023, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. For further detail regarding our compensation philosophy and objectives, the determination of compensation awards and other information regarding the compensation of our executive officers, see the “Executive Compensation” section of this Proxy Statement.

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast on the matter is required to “approve,” on an advisory basis, the resolution approving the compensation of our named executive officers for the year ended December 31, 2023.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 4.

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PROPOSAL 5

ADVISORY VOTE TO APPROVE THE FREQUENCY OF ADVISORY APPROVAL FOR

THE EXECUTIVE COMPENSATION OF NAMED EXECUTIVE EMPLOYEES

(SAY ON FREQUENCY)

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Company is asking stockholders to cast a nonbinding, advisory vote to approve the frequency with which the Company should hold future say-on-pay advisory votes to approve the compensation of the Company’s named executive officers.

This advisory vote, commonly known as a “say-on-frequency” vote, gives stockholders the opportunity to express their views about how frequently the Company should conduct future say-on-pay votes. You may vote for future say-on-pay votes to be held every “One (1)”, “Two (2)” or “Three (3)” years in response to this proposal. The Company is required to hold a frequency vote at least once every six years. The next mandatory say-on-frequency vote would therefore be expected to take place at the Company’s 2030 Annual Meeting of Stockholders. After careful consideration, the Board recommends that future non-binding advisory votes on the compensation of our named executive officers be held every three years. The Board believes this period is most consistent with the Company’s compensation objectives since our executive compensation program is intended to encourage long-term performance and a three-year voting cycle will provide stockholders with sufficient time to evaluate the effectiveness of our executive compensation program.

Stockholders are not voting to approve or disapprove our Board’s recommendation. Instead, stockholders may indicate their preference regarding the frequency of future non-binding advisory votes on the compensation of our named executive officers by selecting one year, two years, or three years. Stockholders that do not have a preference regarding the frequency of future advisory votes may abstain from voting on the proposal.

As an advisory vote, this proposal is not binding. However, our Board and compensation committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future decisions regarding the frequency of holding future non-binding advisory votes on the compensation of our named executive officers. However, because this is an advisory vote and therefore not binding on our Board or the Company, our Board may decide that it is in the best interests of our stockholders that we hold an advisory vote on the compensation of our named executive officers more or less frequently than the option preferred by our stockholders. The results of the vote will not be construed to create or imply any change or addition to the fiduciary duties of our Board.

Required Vote

Approval for the frequency of stockholder votes for the executive compensation of named executive employees requires that the choice of every one (1), two (2) or three (3) years receiving the highest number of votes at the Annual Meeting will be the frequency selected by the stockholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO HOLD A NON-BINDING ADVISORY VOTE TO DETERMINE THE FREQUENCY OF FUTURE STOCKHOLDER VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ON AN ANNUAL BASIS BY SELECTING “3 YEAR” AS YOUR CHOICE.

SUBMISSION OF STOCKHOLDER PROPOSALS

We intend to hold our 2025 annual meeting of stockholders on December 12, 2025. To be considered for inclusion in our notice of annual meeting and proxy statement for, and for presentation at, the 2025 annual meeting, a stockholder must give timely notice thereof in writing to the Secretary of the Company in accordance with our bylaws. Our bylaws as currently in effect provide that to be timely, a stockholder’s notice must be received by the Secretary, BT Brands, Inc., 405 West Main Avenue, Suite 2D, West Fargo, North Dakota 58078, no earlier than August 14, 2025 and no later than September 13, 2025, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act. However, in the event that the date of the 2024 annual meeting is scheduled for a date that is more than 30 days before or more than 60 days after December 6, 2024, notice by the stockholder to be timely must be received not later than the tenth day following the day on which public announcement of the date of the 2024 annual meeting is first made by the Company.

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If you propose to bring business before an annual meeting other than a director nomination, your notice must also include, as to each matter proposed, the following: (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting that business at the annual meeting and (2) any material interest you have in that business. If you propose to nominate an individual for election as a director, your notice must also include, as to each person you propose to nominate for election as a director, the following: (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class and number of shares of our stock that are owned of record and beneficially owned by the person, (4) the date or dates on which the shares were acquired and the investment intent of the acquisition and (5) any other information concerning the person as would be required to be disclosed in a proxy statement soliciting proxies for the election of that person as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated under the Exchange Act, including the person’s written consent to being named as a nominee and to serving as a director if elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack of independence, of the proposed nominee.

In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide in their notice any additional information required by Rule 14a-19(b) under the Exchange Act.

For more information, and for more detailed requirements, please refer to our Amended and Restated Bylaws, filed as Exhibit 3.2 to our Registration Statement on Form S-1, filed with the SEC on October 18, 2019.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the reports filed by Reporting Persons, and written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during the year ended December 31, 2023, the Reporting Persons met all applicable Section 16(a) filing requirements, except that each of our executive officers and directors were late in filing his or her Initial Report of Beneficial Ownership on Form 4.

DELIVERY OF DOCUMENTS TO STOCKHOLDER SHARING AN ADDRESS

A number of brokers with account holders who are holders of our stock will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, direct your written request to our principal offices, Attention: Secretary, or contact our Corporate Secretary by telephone at (307) 223-1663 and we will promptly deliver such separate copy. Our principal offices are located at 405 West Main Avenue, Suite 2D, West Fargo, North Dakota 58078. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

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OTHER MATTERS

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC, including the financial statements. Requests for copies of such 2023 Annual Report should be directed to BT Brands, Inc., 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55303, Attention: Corporate Secretary.

Our Board of Directors does not know of any other matters that are to be presented for action at the 2024 annual meeting. If any other matters are properly brought before the 2024 annual meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

By order of the Board of Directors,

/s/ Gary Copperud
Gary Copperud Chief Executive Officer November 14, 2024 West Fargo, North Dakota

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APPENDIX A

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

BT BRANDS, INC.

FIRST: The name of the corporation is BT Brands, Inc.

SECOND: Section 5.1 of the Articles of Incorporation is hereby amended by deleting the first paragraph of Section 5.1 in its entirety and adding in place thereof the following text:

Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is One Hundred Fifty-Two Million (152,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock.” Each share of Common Stock shall have a par value of $0.002 and each share of Preferred Stock shall have a par value of $0.001. The total number of shares of Common Stock that the Corporation shall have authority to issue is One Hundred Fifty Million (150,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is Two Million (2,000,000) shares as may be established by the Board of Directors of the Corporation (the “Board”) with respect to any class or series thereof in the applicable Preferred Stock Designation (as defined in Section 5.3(a) below) filed by the Corporation with the Secretary of State of the state of Wyoming after the date on which these Articles of Incorporation have been filed and accepted. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights of the Preferred Stock and the qualifications, limitations, or restrictions relating thereto, shall hereinafter be prescribed by resolution of the Board pursuant to Section 5.3 below.

Except as set forth above in this paragraph, Section 5.1 of the Articles of Incorporation shall remain in full force and effect.

THIRD: The amendment was adopted by the Board of Directors of the Corporation on October 25, 2024

FOURTH: The amendment was approved by the Board of Directors and the stockholders in compliance with W.S. 17-16-1003.

Date:

Telephone Number:
Email:

BT BRANDS, INC. 405 West Main Avenue, Suite 2D West Fargo, North Dakota 58078

VOTE BY MAIL

Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided, or return it to BT Brands, Inc., 10501 Wayzata Boulevard South, Minnetonka, Minnesota 55303 so that its received by December 5, 2024.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the Internet. To sign up for electronic delivery, if voting by mail, please provide your email address on the reverse of the proxy card.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS FOLLOWS: ☒
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
BT BRANDS, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND FOR THREE (3) YEARS IN PROPOSAL 4, AND FOR ANY OTHER PROPOSAL PROPERLY PRESENTED AT THE TIME OF THE ANNUAL MEETING

Proposal 1: A proposal to elect the five director nominees listed below for a one-year term
Nominees	For	Against	Abstain
Gary Copperud	☐	☐	☐
Kenneth Brimmer	☐	☐	☐
Allan Anderson	☐	☐	☐
Terri Tochihara-Dirks	☐	☐	☐
Fred Croci	☐	☐	☐

	For	Against	Abstain
Proposal 2: Increase of Authorized Shares of Common Stock.

A proposal to approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance thereunder from 50,000,000 to 150,000,000.

	☐	☐	☐

	For	Against	Abstain
Proposal 3. Ratification of Boulay, PLLP as the independent auditor for the 2024 fiscal year.
A Proposal to ratify Boulay PLLP as the independent auditor for 2024.	☐	☐	☐

Proposal 4 — Say on Pay Proposal	For	Against	Abstain
A Proposal to approve on a nonbinding advisory basis the executive compensation of our named executive officers for the year ended December 31, 2023.	☐	☐	☐

Proposal 5 — Frequency Proposal	One (1)	Two (2)	Three (3)	Abstain
A Proposal to set the frequency of such nonbinding advisory votes regarding the executive compensation of named executive officers to occur every one, (1), two (2) or three (3) years.	☐	☐	☐	☐

For address changes, please check this box and write new address on the back where indicated.				☐

NOTE: All holders must sign. Please sign as appears herein. Joint owners should each sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature [PLEASE SIGN WITHIN BOX]	Date

BT BRANDS, INC.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIAL:

Annual Meeting of Stockholders to be held on December 6, 2024:

Our Notice, Proxy Statement and Annual Report are available at:

www.cstproxy.com/btbrandsinc/am2024

FOLD AND DETACH HERE

BT BRANDS, INC.

PROXY

SOLICITED ON BEHALF OF THE BOARD OIF DIRECTORS

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 6, 2024

The undersigned, having received the Notice of Annual Meeting of Stockholders and proxy statement, revoking any proxy previously given, hereby appoints Gary Copperud and Kenneth Brimmer, and either of them, as proxies to vote as directed all shares the undersigned is (are) entitled to vote at the BT Brands, Inc. 2024 Annual Meeting of Stockholders and authorizes each to vote in his discretion upon other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH DIRECTOR IN PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, FOR THREE (3) YEARS IN PROPOSAL 5, AND FOR ANY OTHER PROPOSAL PROPERLY PRESENTED AT THE TIME OF THE ANNUAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD

ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

Address Changes:

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